Restructuring Charges and Asset Impairments - Movement of Restructuring Reserves for Severance and Other Charges Including Reserves Related to Severance-Related Postemployment Benefits (Detail) (USD $)
In Millions, unless otherwise specified
	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Restructuring Charges and Asset Impairments [Abstract]
Beginning balance	$ 59	$ 80
Current period accruals, net of changes in estimates	88	20
Increase in accrual due to business acquisition	0	6
Used for purposes intended	(26)	(48)
Effects of foreign currency translation	0	1
Ending balance	$ 121	$ 59